UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17305 Daimler St., Irvine, California 92614
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 11, 2016, Cryoport, Inc. (the “Company,” “we,” “us,” or “our”) commenced an exchange offer with respect to the Company’s outstanding warrants to purchase one share of common stock at an exercise price of $3.57 per share (the “Original Warrants”). For a limited period of time, the Company is offering (the “Offer”) to holders of the Original Warrants the opportunity to exchange such Original Warrants for (1) an equal number of warrants to purchase one share of common stock at an exercise price of $1.50 per share (the “New Warrants”), conditioned upon the immediate exercise of such New Warrants, and (2) one warrant to purchase one share of common stock at an exercise price of $3.00 per share for every four New Warrants exercised (the “Supplemental Warrants”). The Offer is being made upon the terms and subject to the conditions set forth in the offer letter/prospectus, dated August 11, 2016 (as it may be amended and/or supplemented from time to time, the “Offer Letter/Prospectus”), which forms part of the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 11, 2016 (as it may be amended and/or supplemented from time to time, the “Registration Statement”), and the related letter of transmittal.

The Original Warrants were issued (i) in July 2015 in connection with the Company’s registered public offering of 2,090,750 units (each unit consisting of one share of the Company’s common stock and one Original Warrant), and (ii) in January 2016 in connection with the mandatory exchange of all of the Company’s outstanding Class A Convertible Preferred Stock and Class B Convertible Preferred Stock into 4,977,038 units (each unit consisting of one share of the Company’s common stock and one Original Warrant). As of August 11, 2016, 7,067,788 Original Warrants are outstanding.

The terms of the New Warrants include (i) an exercise price of $1.50 per share and (ii) an exercise period that will expire concurrently with the expiration of the Offer at 5:00 p.m. (Eastern Time) on September 16, 2016, as may be extended by the Company in its sole discretion (the “Expiration Date”). In addition, the shares issuable upon exercise of the New Warrants (the “New Warrant Shares”) will be subject to a 60-day lock-up period.

The Supplemental Warrants are exercisable at an exercise price of $3.00 per share and are exercisable upon issuance. The Supplemental Warrants expire on the earlier of (i) three years after the date of issuance and (ii) the thirtieth (30th) day after the date that the closing price of the Company’s common stock equals or exceeds $4.50 for ten consecutive trading days.

The purpose of the Offer is to raise funds to support the Company’s operations by providing the holders of the Original Warrants an incentive to exchange their Original Warrants for New Warrants and Supplemental Warrants, and exercise the New Warrants to purchase shares of the Company’s common stock at a significantly reduced exercise price as compared to the Original Warrants. The Company will receive all of the proceeds from the immediate exercise of the New Warrants, which will be used by the Company for business growth, including as working capital and for other general corporate purposes.

In addition, the Company is seeking stockholder approval of the Offer in order to comply with Nasdaq Listing Rule 5635(d). If stockholder approval of the Offer is not obtained, the Company will be limited in the amount of New Warrant Shares that it could potentially issue in connection with the Offer to 19.999% of the Company’s issued and outstanding common stock at the time of issuance (or an estimated 3,023,944 shares based on 15,120,479 shares of common stock outstanding as of August 9, 2016, or the “Nasdaq Limit”). If the aggregate number of New Warrant Shares to be issued for all holders participating in the Offer is greater than the Nasdaq Limit, then each of the participating holder’s number of Original Warrants tendered will be reduced on as close to a pro rata basis as is possible.

Participation in the Offer requires both the tender of Original Warrants and the exercise of the New Warrants, which will happen simultaneously effective as of the expiration date of the Offer if the Original Warrants are properly tendered in the Offer.

Important Information

The information in this Current Report on Form 8-K is for informational purposes only, and the foregoing reference to the Offer shall not constitute an offer to buy, exchange or amend securities or constitute the solicitation of an offer to sell, exchange or amend any of the Company’s securities. The Company filed a Tender Offer Statement on Schedule TO and the Registration Statement (including the Offer Letter/Prospectus and related offering materials) with the SEC. These documents contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

The Company has retained Emergent Financial Group, Inc. (“Emergent”) as the solicitation agent for the Offer. Emergent may be reached at:

Emergent Financial Group, Inc.

3600 American Boulevard West, Suite 670

Bloomington, MN 55431

Attention: Peter Voldness

Telephone: (952) 829-1222

(email: pvoldness@emergentfinancial.com)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 and concern matters that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. In some cases, you can identify these statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or similar words which are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Although we believe that our opinions and expectations reflected in the forward-looking statements are reasonable as of the date of this Current Report, we cannot guarantee future results, levels of activity, performance or achievements, and our actual results may differ substantially from the views and expectations set forth in this Current Report. You should be aware that these statements are projections or estimates as to future events and are subject to a number of factors that may tend to influence the accuracy of the statements.  These forward-looking statements should not be regarded as a representation by the Company or any other person that the events or plans of the Company will be achieved.  You should not unduly rely on these forward-looking statements, which speak only as of the date of this Current Report.  We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the Registration Statement and in the reports we file from time to time with the SEC, including those contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, as filed with the SEC on June 28, 2016 and those reports filed after the date of this Current Report. Actual results may differ materially from any forward looking statement.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: August 11, 2016	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer